UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2014

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	001-35746	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (e) Compensatory Arrangements of Certain Officers.

Restricted Stock Award

On August 15, 2014, Bryn Mawr Bank Corporation (the “Corporation”) granted 7,500 shares of restricted stock to Francis J. Leto (“Restricted Stock”) in connection with Mr. Leto’s previously disclosed employment letter agreement, dated April 25, 2014, related to his promotion as President and Chief Operating Officer of the Corporation. The Restricted Stock was granted under the Corporation’s 2010 Long Term Incentive Plan and will vest, subject to certain conditions including Mr. Leto’s continued employment with the Corporation, at August 14, 2017.

Amendment to Restricted Stock Agreements and Restricted Stock Unit Agreement

On August 20, 2014, the Corporation entered into amendments with its Chairman and Chief Executive Officer, Fredrick C. Peters, II (collectively, the “Amendments”), with respect to Mr. Peters’ Restricted Stock Agreement dated August 17, 2012 and his Restricted Stock Unit Agreement dated August 16, 2013 (collectively, the “Award Agreements”), each of which relates to performance stock or performance unit awards that are subject to time and performance based vesting (collectively, “Performance Awards”). The Amendments are entered into in light of Mr. Peters’ expected retirement at December 31, 2014, and provide that Mr. Peters’ retirement will not trigger a partial forfeiture of Performance Awards. Instead, the Performance Awards will remain subject to the original time and performance based vesting criteria for so long as Mr. Peters remains a director. Under the Amendments, if the restricted period under one or more Award Agreements has not expired at the time Mr. Peters is no longer a director, then the portion of the Performance Awards under each such Award Agreement that is proportionate to the remainder of the applicable restricted period will be forfeited.

The foregoing summary of the Amendments is not complete and is qualified in its entirety by reference to the complete text of such documents, which are filed as Exhibits 10.1 and 10.2 and are incorporated herein by reference in their entirety.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

Exhibit 10.1	Amendment to 2012 Restricted Stock Agreement, dated August 20, 2014, between Bryn Mawr Bank Corporation and Fredrick C. Peters, II

Exhibit 10.2	Amendment to 2013 Restricted Stock Unit Agreement, dated August 20, 2014, between Bryn Mawr Bank Corporation and Fredrick C. Peters, II

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Francis J. Leto
Francis J. Leto
President and Chief Operating Officer

Date: August 21, 2014

EXHIBITS INDEX

Exhibit	Description

Exhibit 10.1	Amendment to 2012 Restricted Stock Agreement, dated August 20, 2014, between Bryn Mawr Bank Corporation and Fredrick C. Peters, II

Exhibit 10.2	Amendment to 2013 Restricted Stock Unit Agreement, dated August 20, 2014, between Bryn Mawr Bank Corporation and Fredrick C. Peters, II